UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________
FORM 8-K
______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2025
_________________________________________________
QUANTERIX CORPORATION
(Exact name of registrant as specified in its charter)
_________________________________________________

Delaware	001-38319	20-8957988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Middlesex Turnpike
Billerica, MA	01821
(Address of principal executive offices)	(Zip Code)
(617) 301-9400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.001 par value per share	QTRX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On August 7, 2025, Quanterix Corporation (“Quanterix”) issued a press release announcing its financial results for the second quarter ended June 30, 2025 (the “Earnings Release”). A copy of the Earnings Release is furnished as Exhibit 99.1 and is incorporated herein by reference.
The information in this Item 2.02 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On and effective as of August 5, 2025, the Board of Directors (the “Board”) of Quanterix approved and adopted amended and restated bylaws (the “Restated Bylaws”) to implement a majority voting standard for uncontested director elections (in place of a prior plurality standard). The Restated Bylaws provide that in an uncontested election a director nominee shall be elected to the Board only if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election. In a contested election (as defined in the Restated Bylaws), directors shall continue to be elected by a plurality of the votes cast.
The foregoing description of the Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Bylaws filed as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated herein by reference.
Item 7.01     Regulation FD Disclosure.
A copy of two slides to be presented during Quanterix’s earnings call on August 7, 2025 is furnished as Exhibit 99.2 and is incorporated herein by reference.
The information in Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
3.1	Restated Bylaws
99.1	Earnings Release dated August 7, 2025
99.2	Slides from August 7, 2025 Earnings Call
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUANTERIX CORPORATION

By:	/s/ Vandana Sriram
Vandana Sriram
Chief Financial Officer
Date: August 7, 2025